Supplement to Spinnaker Advisor Prospectus
                        Supplement dated August 30, 2004
                         to Prospectus dated May 1, 2004

Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively. This name change may be subject to state regulatory approval, and your state may not have approved the name change as of September 1, 2004. See your contract or contact us for more information.

Our internet address has also changed. If you would like more information about the Spinnaker Advisor Variable Annuity Contract as well as other products and financial services offered by Symetra Life Insurance companies, you can reach us on the Internet at http://www.symetra.com.

The section titled SAFECO LIFE on Page 23  is replaced by the following:

SYMETRA LIFE

Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

On or about August 2, 2004, Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc., became the owner of Safeco Life. This change of ownership will have no effect on your rights as a contract owner.

The section titled OWNER on Page 8  is replaced by the following:

The owner is as shown on the contract application, unless changed. You, as the owner, may exercise all ownership rights under the contract.

The contract can be owned by joint owners. Each joint owner has equal ownership rights and must exercise those rights jointly.

The section titled CHANGE OF OWNERSHIP on Page 8  is replaced by the following:

Assignment

You can assign the contract. This may result in current taxation and, if you are under age 59 1/2, a 10% tax penalty. Assignments are effective when we receive and acknowledge them. We are not liable for payments made prior to receipt of an effective assignment. We are not responsible for the validity of any assignments, tax consequences, or actions we may take based on an assignment later determined to be invalid.

If your contract is an Individual Retirement Annuity ("IRA") or otherwise tax-qualified, your ability to assign the contract may be limited.



                         Supplement to Spinnaker Advisor
                       Statement of Additional Information
                        Supplement dated August 30, 2004
                            to SAI dated May 1, 2004



Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively.


The first paragraph of the section titled GENERAL INFORMATION on Page 1 is replaced by the following:

                               GENERAL INFORMATION

As of August 2, 2004, Safeco Life Insurance Company ("the Company", "we", and "us"), is a wholly owned subsidiary of Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company whose subsidiaries are engaged primarily in insurance and financial services businesses.